CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS HERETOFORE
AMENDED AND AS AMENDED BY THIS AMENDMENT NO. 4 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, CHEMICAL BANK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF DECEMBER 16, 1985, AS AMENDED.





AMENDMENT NO. 4
Dated as of March 8, 1995
to
FACILITY LEASE
Dated as of December 16, 1985, as heretofore amended, between
THE FIRST NATIONAL BANK OF BOSTON,
not in its individual capacity
but solely as Owner Trustee under
a Trust Agreement dated as of
December 16, 1985 with Public
Service Company of New Mexico,
Lessor
and
PUBLIC SERVICE COMPANY OF NEW MEXICO,
Lessee



Original Facility Lease recorded December 31, 1985, as Instrument No. 85-623268, re-recorded April 17, 1986, as Instrument No. 86-187558, confirmed by document recorded April 25, 1986, as Instrument No. 86-203239, amended by Amendment No. 1 thereto recorded July 17, 1986, as Instrument No. 86-367462, amended by Amendment No. 2 thereto recorded on November 25, 1986, as Instrument No. 86-650739, and amended by Amendment No. 3 thereto recorded on April 7, 1987, as Instrument No. 87-210926, all in Maricopa County, Arizona Recorder's Office.

          AMENDMENT NO. 4 dated as of March 8, 1995 (Amendment No. 4) to the Facility Lease dated as of December 16, 1985, as heretofore amended, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of December 16, 1985 with Public Service Company of New Mexico (successor by assignment to Burnham Leasing Corporation) (the Lessor), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the Lessee).

                     W I T N E S S E T H:

          WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of December 16, 1985, as heretofore amended (the Facility Lease), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest; and

          WHEREAS, the Lessee and the Lessor desire to amend the Facility Lease as set forth in Section 2 hereof;

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions.

          For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease or in the Note Prepayment Agreement (as defined in Section 2(a) below), as the case may be.

          SECTION 2.  Amendments.

          (a) Background. On September 2, 1992, the Lessee became the successor by assignment to the right, title and interest of the original Owner Participant in and to the Transaction Documents and the Trust Estate. Public Service Company of New Mexico ("PNM"), both as the Lessee and the Owner Participant, has determined that, from time to time, it may cause the prepayment, in whole or in part, of the Notes. PNM, Funding Corp, the Owner Trustee and FNB (in its capacity as Owner Trustee under the Trust Agreement dated as of August 12, 1986 with PNM (successor by assignment to the interest of the original owner participant thereunder)) have entered into the Note Prepayment Agreement dated as of January 12, 1995 (the "Note Prepayment Agreement"). Among other things, the Note Prepayment Agreement contemplates that this Amendment No. 4 and the Unit 1 Indenture Supplement will be executed and delivered.

          (b) Section 3(a)(ii) of the Facility Lease (as most recently amended by Amendment No. 3 thereto) is hereby amended to read in its entirety as follows:

          "(ii)(1) on July 15, 1986 an amount equal to 4.3683233% of Facility Cost, (2) on July 15, 1987 an amount equal to 4.70354% of Facility Cost, (3) on July 15, 1987 and on each Basic Rent Payment Date thereafter to and including January 15, 1995 an amount equal to 4.7006080% of Facility Cost, (4) on July 15, 1995 and on each Basic Rent Payment Date thereafter to and including January 15, 2015 an amount equal to the dollar amount specified opposite such date on Schedule X to Amendment No. 4 dated as of March 8, 1995 to the Facility Lease and (5) on
          (x) July 15, 1995, (y) each Basic Rent Payment Date thereafter to and including January 15, 2015 and (z) (in the event that (I) the Owner Participant shall have elected to cause the Owner Trustee to prepay a
          Note in whole or in part in accordance with the terms thereof or (II) the Owner Participant shall have elected to cause the Owner Trustee to make a deposit pursuant to Section 2.3(c) of the Indenture; the date on which such prepayment or deposit is due being hereinafter called a "Prepayment Date") on each Prepayment Date, an amount equal to the aggregate amount of principal, premium (if any) and accrued interest to the extent due and payable on such date on all Notes then outstanding, or the amount of such deposit, as the case may be;"

          (c) Payment of Basic Rent pursuant to Section 3(a)(ii)(5)(z) of the Facility Lease (as added by this Amendment No. 4) are prepayments of Basic Rent that would have otherwise been due and payable absent this Amendment No. 4 and the Note Prepayment Agreement.

          (d) Schedules 1, 2 and 3 to the Facility Lease (as most recently added by Amendment No. 2) are hereby deleted. From and after March 8, 1995, as of any Basic Rent Payment Date or any other applicable date, Casualty Value, Special Casualty Value and Termination Value shall equal to the sum of
(i) $10,000,000 and (ii) the unpaid principal amount of the Notes Outstanding on such date (after giving effect to the payment and application of any Basic Rent otherwise payable on such date) plus accrued interest.

          (e) Section 3(e) of the Facility Lease shall no longer be applicable to changes in Current Pricing Assumptions.

          SECTION 3.  Miscellaneous.

          (a)  Effective Date of Amendments. The amendments set forth in
Section 2 hereof shall be and become effective upon the execution hereof by the parties hereto.

          (b) Counterpart Execution. This Amendment No. 4 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

          (c) Governing Law. This Amendment No. 4 has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.

          (d) Disclosure. Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Public Service Company of New Mexico, a New Mexico corporation. The address of the beneficiary is Alvarado Square, Albuquerque, New Mexico 87158, Attention: Treasurer. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at Blue Hills Office Park, Mail Stop 45-02-15, 150 Royall Street, Canton, Massachusetts 02021, Attention of Corporate Trust Division.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 4 to Facility Lease to be duly executed in Boston, Massachusetts, or Albuquerque, New Mexico, as the case may be, by an officer thereunto duly authorized.

                              THE FIRST NATIONAL BANK OF BOSTON,
                                 not in its individual capacity but
                                 solely as Owner Trustee under a
                                 Trust Agreement dated as of December
                                 16, 1985 with Public Service Company
                                 of New Mexico,


                              By
                              ------------------------------------
                              Name:
                              Title:


                              PUBLIC SERVICE COMPANY OF NEW MEXICO


                              By
                              ------------------------------------
                                           Treasurer





                            CONSENT

          In accordance with the provisions of the Collateral Trust
Indenture and the Indenture (as such terms are defined in Appendix A to the within-mentioned Facility Lease) and pursuant to the Consolidated Joint Officers' Certificate, Company Request, Lessee Request and Notice dated March 8, 1995, the undersigned, in its respective capacities as trustee under each such indenture, hereby CONSENTS to the foregoing instrument.

                              CHEMICAL BANK,
                                 as trustee


                              By:
                                 ---------------------------------
                              Name:
                              Title:
State of New Mexico    )
                       )  ss:
County of Bernallilo   )



          The foregoing instrument was acknowledged before me this 8th day of March, 1995, by Mitch Marzec the Treasurer of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of the corporation.



                                        -------------------------
                                              Notary Public





Commonwealth of Massachusetts   )
                                )  ss:
County of _______________       )



          The foregoing instrument was acknowledged before me this 8th day of March, 1995, by _______________, an _______________ of THE FIRST NATIONAL
BANK OF BOSTON, a national banking association, on behalf of the banking association as trustee under that certain Trust Agreement dated as of December 16, 1985 with Public Service Company of New Mexico.



                                        ---------------------------
                                              Notary Public

                                 SCHEDULE X to AMENDMENT NO. 4

                 Equity Portion of Basic Rent


          Basic Rent
         Payment Date                     Amount

           July 15, 1995                $5,832.74
           January 15, 1996             $6,068.99
           July 15, 1996                $6,179.61
           January 15, 1997             $6,301.49
           July 15, 1997                $5,877.49
           January 15, 1998             $6,676.49
           July 15, 1998              $769,852.99
           January 15, 1999           $566,369.99
           July 15, 1999            $1,233,225.49
           January 15, 2000           $599,283.99
           July 15, 2000            $1,303,950.49
           January 15, 2001           $633,068.99
           July 15, 2001            $1,377,803.99
           January 15, 2002           $669,136.99
           July 15, 2002            $1,456,146.49
           January 15, 2003           $706,796.99
           July 15, 2003            $1,538,338.49
           January 15, 2004           $746,460.99
           July 15, 2004            $1,625,791.99
           January 15, 2005           $789,489.49
           July 15, 2005            $1,148,815.99
           January 15, 2006         $1,191,546.49
           July 15, 2006            $1,484,285.49
           January 15, 2007         $1,259,260.99
           July 15, 2007            $1,567,583.49
           January 15, 2008         $1,329,575.99
           July 15, 2008            $1,655,790.99
           January 15, 2009         $1,404,006.49
           July 15, 2009            $1,748,371.49
           January 15, 2010         $1,482,067.49
           July 15, 2010            $1,819,891.49
           January 15, 2011             $6,664.49
           July 15, 2011                $6,544.99
           January 15, 2012             $6,210.49
           July 15, 2012                $6,175.99
           January 15, 2013         $3,252,956.49
           July 15, 2013            $4,578,897.99
           January 15, 2014         $4,578,897.99
           July 15, 2014            $4,578,897.99
           January 15, 2015         $2,122,897.99